Acquisitions and Dispositions (Tables)	12 Months Ended
Dec. 31, 2017
Business Acquisition [Line Items]
Business Acquisition, Pro Forma Information
The supplemental pro forma financial information presented below does not include any anticipated cost savings or expected realization of other synergies associated with the transaction. Accordingly, this supplemental pro forma financial information is presented for informational purposes only and is not necessarily indicative of what the actual results of operations of the combined company would have been had the acquisition occurred on January 1, 2015, nor is it indicative of future results of operations.

	Years ended December 31,
Dollars in millions, except per share data	2016	2015
	(Unaudited)
Revenue	5,129	6,599
Net income (loss) attributable to KBR	(23)	248
Diluted earnings per share	(0.16)	1.72